Income Taxes - Summary of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Components of Deferred Tax Assets [Abstract]
Net operating loss carryover	$ 8,378,000	$ 5,925,000
Tax credits	178,000	190,000
Stock-based compensation	27,000	53,000
Other	440,000	219,000
Total deferred tax asset	9,023,000	6,387,000
Less: valuation allowance	(9,023,000)	(6,387,000)
Deferred tax asset, net of valuation allowance	$ 0	$ 0